Exhibit 99.1

Historical Financial Information (Audited) Lazarus Energy, LLC (“the Company”)

- Balance Sheets at December 31, 2011 and 2010	2

- Statements of Operations for the Years Ended December 31, 2011 and 2010	3

- Notes to Financial Statements as of and for the Years Ended December 31, 2011 and 2010	4

HISTORICAL LAZARUS ENERGY, LLC

BALANCE SHEETS

	December 31,
	2011	2010
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$1,822	$733
Restricted cash	192,004	225,801
Prepaid expenses	58,713	—
Inventory	4,533,961	49,440
Deposits	473,026	75,619

Total current assets	5,259,526	351,593
Property and equipment, net	259,433	126,215
Construction in progress	32,048,496	28,691,555
Intangible assets, net	576,601	599,933

TOTAL ASSETS	$38,144,056	$29,769,296

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$5,749,998	$2,140,288
Note payable	46,318	51,352
Accrued expenses	1,740,837	624,290
Current portion of long term debt	1,839,501	772,042

Total current liabilities	9,376,654	3,587,972
LONG TERM LIABILITIES
Long term debt	12,455,102	10,260,869
Interest payable	650,214	442,214

Total long-term liabilities	13,105,316	10,703,083
TOTAL LIABILITIES	22,481,970	14,291,055

Commitments and contingencies	—	—
Members’ equity	15,662,086	15,478,241

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$38,144,056	$29,769,296

See accompanying notes to the Company’s historical financial statements.

HISTORICAL LAZARUS ENERGY, LLC

STATEMENTS OF OPERATIONS

	December 31,
	2011	2010
REVENUE FROM OPERATIONS
Net sales	$—	$—

Total revenue from operations	—	—

COST OF OPERATIONS
General and administrative expenses	703,916	498,732

Total cost of operations	703,916	498,732

Loss from operations	(703,916)	(498,732)

OTHER INCOME (EXPENSE)
Rental income, related party	—	181,582
Net revenue—tank lease	874,420	—
Interest and other income	18,101	1,721
Interest expense	(4,760)	(7,156)
Gainon sale of assets	—	747

Total other income (expense)	887,761	176,894

Net income (loss)	$183,845	$(321,838)

See accompanying notes to the Company’s historical financial statements.

NOTES TO HISTORICAL LAZARUS ENERGY, LLC FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010 (AUDITED)

Note 1 – Summary of Significant Accounting Policies

This summary of significant accounting policies is presented to assist in understanding the Company’s financial statements. The policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of these financial statements.

Company Operations

Lazarus Energy, LLC, a wholly owned subsidiary of Lazarus Energy Holdings, LLC (the “Holding Company”), owns and is refurbishing an oil refinery located in Nixon, Texas. Although the refinery process units are currently not yet fully operational, the Company has completed refurbishment of 120,000 barrels of crude oil storage capacity and 148,000 barrels of refined product storage capacity. The Company has leased 20,000 barrels of tankage to a third party. After refurbishment of the process units, the Company will have the capability to produce petroleum products such as LPG, diesel, kerosene, jet fuel and intermediate products such as naphtha and residuals.

Development Stage Company

The Company was formed on March 3, 2006. As of December 31, 2011, full refinery operations have not yet commenced and the Company has not generated significant operating revenue. The Company is devoting substantially all of their efforts to refurbish and bring the refinery to operational status. The refinery operated on a test basis during December 2011 and produced 39,000 barrels of refined products.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk

The Company, from time to time during the periods covered by these financial statements, may have bank balances in excess of its insured limits. Management has deemed this a normal business risk.

Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with a maturity of three months or less to be cash equivalents.

Restricted Cash

At December 31, 2011 and 2010, the Company had restricted cash balances totaling $192,004 and $225,801, respectively. These amounts are restricted for loan repayments and potential environmental liabilities that may arise.

NOTES TO HISTORICAL LAZARUS ENERGY, LLC FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010 (AUDITED)

(CONTINUED)

Inventory

Inventory is valued at lower of cost or market with cost being determined on a “weighted average” basis. No reserve was deemed necessary at December 31, 2011 and 2010. General and administrative expenses are not inventoried but expensed as incurred. Inventory balances consisted of the following:

	December 31,
	2011	2010
Crude	$134,289	$19,041
Low-sulfur diesel	2,193,864	—
Propane	59,599	—
Naphtha	1,067,011	—
Residuals	1,010,877	—
Other liquids	64,486	—
Supplies	3,835	30,399

	$4,533,961	$49,440

Construction in Progress

Construction in progress consists of costs incurred by the Company to purchase and refurbish the oil refinery. Amounts are being capitalized as incurred and depreciation will begin once the refinery is operational and placed into service. The Company capitalizes interest cost on borrowings, property taxes, and professional fees incurred during the construction of the refinery. Capitalized interest, property taxes, and professional fees are added to the cost of the underlying assets and will be amortized over the useful life of the refinery.

Property and Equipment

Management capitalizes additions to property and equipment. Expenditures for repairs and maintenance are charged to expense. Property and equipment are carried at cost. Adjustment of the asset and the related accumulated depreciation accounts are made for property and equipment retirements and disposals, with the resulting gain or loss included in the statements of operations and members’ equity.

Intangible Assets

Financing costs are capitalized and amortized over the term of the related debt using the straight-line method. Capitalized financing costs total $675,980 at December 31, 2011 and 2010 and related accumulated amortization was $109,847 and $76,047 at December 31, 2011 and 2010, respectively. When a loan is paid in full, any unamortized financing costs are removed from the related accounts and charged to operations.

Revenue Recognition

Tank storage rental revenue is recorded in accordance with the terms of the related lease agreement. Monthly, the Company charges for the amount of rental revenue for the related period.

NOTES TO HISTORICAL LAZARUS ENERGY, LLC FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010 (AUDITED)

(CONTINUED)

Upon completion of refurbishment of the refinery, refinery revenue will be recognized in the month that the products are shipped out of the refinery based upon truck tickets.

Depreciation

For financial reporting purposes, depreciation of property and equipment is computed using the straight line method over the estimated useful lives of assets when the property and equipment are placed in service. For tax reporting purposes, depreciation of property and equipment is computed using the straight-line and accelerated methods over the estimated useful lives at acquisition.

Income Taxes

The Company has been organized as a limited liability company, which generally is not a taxpaying entity for federal income tax purposes. Therefore, no provision for federal income taxes has been recorded in the financial statements. Income or loss of the Company is taxed to the members on their individual returns.

The Company adopted Accounting Standards Codification guidance regarding accounting for uncertainty in income taxes. This guidance clarifies the accounting for income taxes by prescribing the minimum recognition threshold an income tax position is required to meet before being recognized in the financial statements and applies to all income tax positions. Each income tax position is assessed using a two-step process. A determination is first made as to whether it is more likely than not that the income tax position will be sustained, based upon technical merits, upon examination by the taxing authorities. If the income tax position is expected to meet the more likely than not criteria, the benefit recorded in the financial statements equals the largest amount that is greater than 50% likely to be realized upon its ultimate settlement. At December 31, 2011 and 2010, there were no uncertain tax positions that require accrual.

None of the Company’s federal or state income tax returns are currently under examination by the Internal Revenue Service (“IRS”) or state authorities. However, fiscal years 2008 and later remain subject to examination by the IRS and respective states.

State Taxes

The State of Texas enacted House Bill 3, which replaced the previous state franchise tax with a “margin tax”. Legal entities that conduct business in Texas are subject to the Texas margin tax, including previously non-taxable entities such as limited partnerships and limited liability partnerships. The tax is assessed on Texas sourced taxable margin, which is defined as the lesser of (i) 70% of total revenue or (ii) total revenue less (a) cost of goods sold or (b) compensation and benefits. Although the bill states that the margin tax is not an income tax, it has the characteristics of an income tax since it is determined by applying a tax rate to a base that considers both revenues and expenses.

The Holding Company has elected to record any and all tax liabilities or deferrals and charge each individual subsidiary for their portion of the tax as deemed appropriate. During the years ended December 31, 2011 and 2010, no amounts were charged to the Company; therefore, no deferred or accrued state taxes were recorded in the financial statements.

NOTES TO HISTORICAL LAZARUS ENERGY, LLC FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010 (AUDITED)

(CONTINUED)

Subsequent Events

The Company has performed a review of events subsequent to the balance sheet date through April 27, 2012, the date the financial statements were available to be issued. See Note 15 for detail of reportable subsequent events.

Reclassification

Certain reclassifications have been made to the previously issued financial statements in order to conform to current year presentation.

Note 2 – Related Party Transactions

Accounts Payable

The Company owes $908,140 and $1,831,458 to the Holding Company at December 31, 2011 and 2010, respectively. These amounts are presented with accounts payable on the balance sheets.

Rental Revenue

The Company charged the Holding Company $181,582 for net rental revenue during the year ended December 31, 2010. No revenue was charged to the Holding Company during the year ended December 31, 2011.

Note 3 – Prepaid Expenses

Prepaid expenses consist of the following:

	December 31,
	2011	2010
Health insurance	$27,100	$—
Property insurance	3,741	—
Workers compensation insurance	2,789	—
Employee advances	25,083	—

	$58,713	$—

NOTES TO HISTORICAL LAZARUS ENERGY, LLC FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010 (AUDITED)

(CONTINUED)

Note 4 – Property and Equipment

Property and equipment consisted of the following:

	December 31,
	2011	2010
Machinery and equipment	$206,168	$161,919
Land	104,740	—
Furniture and fixtures	10,968	9,055
Less: Accumulated depreciation	(62,443)	(44,759)

	$259,433	$126,215

Note 5 – Construction in Progress

Construction in progress consisted of the following:

	December 31,
	2011	2010
Facilities and refurbishments	$27,286,516	$24,855,393
Construction period interest	3,888,483	3,003,426
Capitalized professional fees	458,991	458,991
Construction period property taxes	414,506	373,745

	$32,048,496	$28,691,555

Note 6 – Intangible Assets

Financing costs in the amount of $675,980, net of accumulated amortization in the amount of $109,847 and $76,047 for the years ended December 31, 2011 and 2010 are being amortized over the 20 year life of the loan. Amortization expense was $33,799 for each of the years ended December 31, 2011 and 2010.

Estimated future amortization expense for each of the five succeeding years and in the aggregate is as follows:

Years Ending December 31,	Amount
2012	$33,799
2013	33,799
2014	33,799
2015	33,799
2016	33,799
Subsequent to 2016	397,139

$566,134

NOTES TO HISTORICAL LAZARUS ENERGY, LLC FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010 (AUDITED)

(CONTINUED)

Note 7 – Current Liabilities (Short-Term Debt)

Note Payable

In January 2010, the Company issued a $100,000 short-term note as payment for financing costs. The balance on this note is $46,318 and $51,352 at December 31, 2011 and 2010, respectively. The note bears interest at 10%, is unsecured, and is due January 2012. The loan calls for monthly payments of principal and interest totaling $8,792.

Note 8 – Accrued Expenses

Accrued expenses consist of the following:

	December 31,
	2011	2010
Insurance	$21,770	$—
Salaries	184,909	—
Storage lease	480,000	—
Property taxes	37,171	221,983
Interest, current portion	995,916	402,307
Unearned revenue	21,071	—

	$1,740,837	$624,290

Note 9 – Long-Term Liabilities (Long-Term Debt)

The Company’s long-term debt consists of notes payable to and construction financing with third parties, as well as capital leases, as follows:

	December 31,
	2011	2010
USDA Loan (Note 10)	$9,669,173	$9,669,173
Kissick Debt (Note 10)	1,300,000	1,300,000
Construction Financing (Note 10)	3,319,193	—
Captial Leases (see Note 11)	6,237	63,738

	14,294,603	11,032,911
Less: Current portion of long-term debt	(1,839,501)	(772,042)

	$12,455,102	$10,260,869

NOTES TO HISTORICAL LAZARUS ENERGY, LLC FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010 (AUDITED)

(CONTINUED)

The following is a schedule of minimum long term debt payments for the debt described above and in Note 11 for each of the next five years and in the aggregate:

		Capital
		Leases
		Included in
		Previous
Years Ending December 31,	Amount	Column
2012	$1,839,501	$4,119
2013	2,206,135	1,796
2014	1,691,346	322
2015	413,083	—
2016	436,384	—
Subsequent to 2016	7,708,154	—

	$14,294,603	$6,237

Note 10 – Notes Payable and Construction Financing

In September 2008, the Company obtained a loan, payable to 1st International Bank, guaranteed by the U.S. Department of Agriculture or its assignee, under a promissory note in the amount of $10,000,000 (the “USDA Loan”). The note, which is currently in default, accrues interest at a rate of prime plus 2.25% (effective rate of 5.50% as of December 31, 2011) and has a maturity date of October 2028. The note is: (i) secured by a first lien on the refinery and the general assets of the Company and (ii) subject to certain restrictive financial covenants related to debt to net worth and current ratio. In August 2011, the Company entered into a forbearance agreement that provides for a minimum monthly payment of $69,443. Interest was accrued on the note in the amount of $967,567 and $400,000 at December 31, 2011 and 2010, respectively.

The one year forbearance agreement noted above contains an extended forbearance period for an additional year to August 2013 if the Company satisfies three forbearance extension conditions. As of December 31, 2011 and the date of the audit report, management believes all conditions will be satisfied before the initial agreement expires in August 2012.

The Company obtained a loan in the amount of $2,000,000 pursuant to a promissory note previously held by Notre Dame Investors, Inc. and currently held by John Kissick (the “Kissick Debt”). The note, which is currently in default, accrues interest at the default rate of 16% and is secured by a second lien on the refinery. The Company entered into a forbearance agreement in August 2011 which extends the maturity date to August 2014. Interest was accrued on the note in the amount of $650,214 and $442,214 at December 31, 2011 and 2010, respectively.

In August 2011, a third-party committed funding in the amount of $3,700,000 for completion of the refinery’s refurbishment and start-up operations. Payments commence once the refinery is operational. Interest accrues at the rate of 6%. Interest was accrued on the financing in the amount of $23,578 at December 31, 2011.

NOTES TO HISTORICAL LAZARUS ENERGY, LLC FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010 (AUDITED)

(CONTINUED)

Note 11 – Capital Leases

At December 31, 2011 and 2010, the Company was obligated under various capital lease agreements for equipment totaling $6,237 and $63,738, respectively. The capital leases require monthly payments ranging from $164 to $2,559, including interest at rates ranging from 8.50% to 13.39%, and maturing at various dates through February 2014. The assets and liabilities under capital leases are recorded at the lower of the present value of the minimum lease payments or the fair value of the assets. The assets are depreciated over the lower of their related lease terms or their estimated productive lives.

The following is a summary of equipment held under capital leases at December 31:

	2011	2010
Cost	$9,396	$58,228
Less: Accumulated depreciation	(3,602)	(12,252)

	$5,794	$45,976

Depreciation on assets under capital leases charged to expense for both the years ended December 31, 2011 and 2010 was $5,823.

Interest expense included in the capital lease payments for the years ended December 31, 2011 and 2010 was $3,887 and $7,624, respectively. Refer to Note 9 for a schedule of future minimum payments.

Note 12 – Asset Retirement Obligation

The Company is currently evaluating its asset retirement obligation, if any. At December 31, 2011, the Company was still a development stage company and the site was not fully operational. With this in mind, the fair value of the Company’s obligation cannot be reasonably estimated because sufficient information to estimate an amount and a range of potential settlement dates for the obligation is not available.

Note 13 – Contingent Liability

The Company entered into an agreement with the city of Nixon, Texas to install a water pipeline to the facility. In return the Company agreed to hire a predetermined number of employees to work at the facility. The cost of the pipeline is approximately $750,000 and during 2011 management hired the required number of employees, releasing the Company of paying any of the cost of the pipeline. No liability was recorded at December 31, 2011 and 2010 as management believes it has met all obligations set forth.

Note 14 – Significant Suppliers

During the year ended December 31, 2011, the Company purchases 100% of its crude oil from one supplier. At December 31, 2011, amounts due to that supplier included in accounts payable were $4,327,458.

NOTES TO HISTORICAL LAZARUS ENERGY, LLC FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010 (AUDITED)

(CONTINUED)

Note 15 – Subsequent Events

On February 15, 2012, the Company closed the transaction pursuant to the Purchase and Sale Agreement entered into July 12, 2011, in which all of the outstanding ownership interests in the Company were sold in return for 8,426,456 shares of common stock of Blue Dolphin Energy Company (“Blue Dolphin”) representing 80% of the issued and outstanding common stock of Blue Dolphin. The transaction results in a change in control of Blue Dolphin and will be accounted for as a reverse merger.

The refinery has undergone the initial phases of re-commissioning activities and is now operating at a reduced rate of approximately 10,000 barrels per day during final testing.

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